                                                                   Exhibit 10.24

                               SECOND AMENDMENT
                                      TO
                        AGREEMENT FOR THE PROVISION OF
                      FIBER OPTIC SERVICES AND FACILITIES


     THIS SECOND AMENDMENT TO AGREEMENT FOR THE PROVISION OF FIBER OPTIC SERVICES AND FACILITIES (this "Second Amendment"), by and between MPX Systems, Inc., a South Carolina corporation ("MPX"), and MCI Telecommunications Corporation, a Delaware corporation ("MCI"), is made as of the date on which it has been executed by both parties.

                                   RECITALS
                                   --------

     A. MPX and SouthernNet, Inc. entered into that certain Agreement for the Provision of Fiber Optic Services and Facilities in or around July 1986 (the "Agreement")

     B. Subsequent to the execution of the Agreement, all of the rights, assets and obligations of SouthernNet, Inc. were purchased or otherwise assumed by Telecom*USA.

     C. In September 1990, all of the rights, assets and obligations of Telecom*USA were purchased or otherwise assumed by MCI and MCI now holds the rights previously held by SouthernNet in and under the Agreement.

     D. MPX and MCI entered into a First Amendment to the Agreement, effective as of May 8, 1992.

     E. MPX and MCI now desire to further amend the Agreement in certain respects pursuant to this Second Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, MPX and MCI agree as follows:

     1. The first and second "WHEREAS" clauses on page 1 of the Agreement are hereby deleted and replaced with the following:

              "WHEREAS, MPX entered into certain agreements with Southern Company Services, Inc. for itself and as agent for Georgia Power Company (the "Utility Company") pursuant to which MPX obtained rights to place fiber optic cable along certain transmission lines of the Utility Company, and MPX is currently operating fiber optic transmission systems in conjunction with the Utility Company along such network (the "First Network").

              WHEREAS, MPX entered into certain agreements with Interstate FiberNet, Standard Telephone Company and Hart Telephone Company for the joint construction of a fiber optic network and the operation by MPX of certain fiber optic transmission systems on such network upon completion of construction thereof (the "Second Network").

              WHEREAS, MPX wishes to provide to MCI certain telecommunications services on the First Network and the Second Network, and MCI wishes to obtain such services from MPX, on the terms and conditions set forth in this Agreement."

     2. Section 1.1 of the Agreement is hereby deleted and replaced with the following:

              "1.1 MPX agrees to provide MCI with certain fiber optic telecommunications services on the First Network between Hartwell, Georgia and Atlanta, Georgia (the "Primary Route") and on the Second Network between Hartwell, Georgia and Atlanta, Georgia (the "Diverse Route). Specifically, MPX shall provide to MCI all of the capacity within six (6) optical fibers along the Primary Route and within four
         (4) optical fibers along the Diverse Route (collectively, the "Capacity"), which Capacity shall consist of fiber optic transmission systems configured into usable end-to-end systems to be made available to MCI from points of presence or points of connection ("Points of Presence") of MCI, as specified on Exhibit A attached hereto and made a
                                            ---------
         part hereof (collectively, the "System"). Each Point of Presence shall be located at a site in the city or other geographic location specified on Exhibit A. The parties acknowledge and agree that the System shall
            ---------
         initially be configured as two (2) diverse 3:1 OC-48 transmission systems; one (1) on the Primary Route and one (1) on the Diverse Route. The Primary Route and the Diverse Route are collectively referred to herein as the "Route"."

     3. Section 1.2 of the Agreement is hereby deleted and replaced with the following:

              "1.2 The parties understand and agree that, in addition to the capacity within six (6) optical fibers along the Primary Route which is being provided to MCI pursuant to this Agreement, MPX will provide four (4) optical fibers along the Primary Route for joint use by Interstate FiberNet, Standard Telephone Company and Hart Telephone Company. Additionally, two (2) optical fibers along the Primary Route shall be retained by the Utility Company for its internal telecommunications needs. MPX acknowledges and agrees that no person or entity, other than those described herein, shall be permitted to use any fiber or capacity along the Primary Route for so long as this Agreement remains in effect."

     4. Sections 3.1, 3.2, 3.3 and 3.4 of the Agreement, as amended by the First Amendment to the Agreement, are hereby deleted and replaced with the following:

              "3. Compensation. Subject to the terms hereof and as consideration
                  ------------
         for

     MPX providing the Capacity and the System to MCI pursuant hereto, MCI shall pay to MPX an aggregate monthly charge of Two Hundred Ninety-Two Thousand Four Hundred Sixty-Eight and 83/100 Dollars ($292,468.83). MCI's obligation to pay such monthly charge shall begin on the Completion Date as defined in
     Section 5 of this Agreement. MCI shall be invoiced by MPX every thirty (30) days in advance of that particular month's service (e.g. January 1st invoice for the month of January); provided, however, that the first invoice shall be prorated and shall cover the period from the Completion Date through the end of the next month (e.g., June 16 through July 31). MCI shall pay each invoice within forty-five (45) days of the date of the invoice or the date of MCI's receipt of the invoice, whichever is latest."

5. Section 4 of the Agreement is hereby deleted and replaced with the following:

          "4. Term. The term of this Agreement, as amended, shall be for a
              ----
     period of five (5) years beginning on the Completion Date as defined in
     Section 5 of this Agreement (the "Original Term"). MCI shall have the option to renew this Agreement for additional successive five (5) year terms upon the same terms and conditions set forth herein. Such renewal option(s) shall be exercised by the giving of written notice to MPX at least ninety (90) days prior to the expiration of the then-current term. Otherwise, this Agreement shall automatically renew on a month-to-month basis upon the same terms and conditions set forth herein, unless terminated by either party upon at least ninety (90) days prior written notice to the other party. Each additional five (5) year renewal term or monthly term is referred to herein as a "Renewal Term"; the Original Term and any Renewal Terms are collectively referred to herein as the "Term"."

6. Section 5 of the Agreement is hereby deleted and replaced with the following:

          "5. Completion. Upon completion, in accordance with Section 1 and
              ----------
     Section 6 hereof, of each portion of the System identified in Section III of Exhibit A, MPX shall provide MCI written notice of said completion,
        ---------
     together with copies of all tests that were used by MPX to determine that such portion of the System was complete and met all applicable technical standards. Within fifteen (15) days after the date of each such notice from MPX, MCI shall notify MPX in writing whether MCI agrees that such portion of the System has been so completed, specifying any incompleteness which MCI has identified. The date of the notice from MCI to MPX that the last remaining portion of the System identified in Section III of Exhibit A has
                                                                  ---------
     been completed shall be deemed to be the "Completion Date" hereunder. Notwithstanding anything in this Agreement to the contrary, MCI shall have the right to terminate this Agreement upon written notice to MPX, without liability or further obligation hereunder, if any portion of the System identified in Section III of Exhibit A is not completed in accordance with
                                  ---------
         this Agreement, and if MCI has not given notice to MPX agreeing that such portion of the System is so completed, on or before the applicable dates specified in Section III of Exhibit A."
                                           ---------

     7.  The heading of Section 7 of the Agreement is hereby amended to read:
"Restoration in the Event of Outages; Credits; Termination."
 ---------------------------------------------------------

     8. The last sentence of Section 7 of the Agreement is hereby deleted and replaced with the following:

         "In any event, MCI shall receive a credit against succeeding invoices under Section 3 of this Agreement in an amount equal to the prorated value of all such interrupted services during the preceding calendar month (e.g., if service on the Diverse Route is interrupted for an aggregate of 2 days in a calendar month, MCI shall receive a credit against the next month's invoice in an amount equal to one half of the monthly fees due under Section 3 hereof, divided by the number of days in the month during which the interruption occurred, multiplied by 2). Furthermore, if an interruption occurs on more than five (5) days during any thirty (30) day period, MCI shall have the right, at its option, to either (a) receive a credit against amounts owing under the next month's invoice as set forth in the immediately preceding sentence, or (b) terminate this Agreement upon written notice to MPX, without liability or further obligation hereunder."

     9.  The words "and shall not be subject to revenue sharing pursuant to
Section 3" are hereby deleted from the second sentence of the second paragraph of Section 8 of the Agreement.

     10. The following is hereby added at the end of the last sentence of
Section 10 of the Agreement:

         ";and, provided further in any such event, that MCI shall receive a credit against succeeding invoices under Section 3 of this Agreement in an amount equal to the prorated value of the System that was not so restored or replaced during the preceding calendar month (e.g., if MPX is unable to restore or replace service along the Diverse Route for 10 days in a calendar month, MCI shall receive a credit against the next month's invoice in an amount equal to one half of the monthly fees due under Section 3 hereof, divided by the number of days in the affected month, multiplied by 10)."

     11. Section 16 of the Agreement is hereby deleted and replaced with the following:

              "16.  Dispute Resolution. Any dispute arising out of or related
                    ------------------
         to this Agreement which cannot be resolved by negotiation shall be settled by binding arbitration in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and

         Procedures ("Endispute Rules"). The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case. The parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. MPX agrees and confirms that the System to be provided to MCI pursuant to this Agreement is unique, and MPX accordingly agrees that the arbitrator shall have the authority, in addition to any other remedies which may be awarded hereunder, to order that all obligations, undertakings, agreements, covenants and other provisions of this Agreement be specifically performed by MPX. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of the relevant documents and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA."

     12. The words "or transmitted by telegraph" in the first paragraph of
Section 21 of the Agreement are hereby deleted and replaced with the following:

         "or by commercial overnight delivery service, or transmitted by facsimile"

     13. Section 21(a) of the Agreement is hereby deleted and replaced with the following:

         "(a):  If to MPX:  MPX Systems, Inc.
                            Attention:  Tim M. Jones
                            440 Knox Abbott Drive
                            Cayce, SC 29033
                            Fax: (803) 343-2387"

     14. Section 21(b) of the Agreement, as amended by the First Amendment to the Agreement, is hereby deleted and replaced with the following:

         "(b) If to MCI:  MCI Telecommunications Corporation
                          Contracts Management, Dept. 1103
                          400 International Parkway
                          Richardson, TX 75801
                          Fax: (214) 918-3303

              with a copy (which shall not constitute notice) to:

                          MCI Telecommunications Corporation
                          Office of General Counsel - Network and Facilities Department 0598
                          1133 19th Street, N.W.
                          Washington, D.C. 20036
                          Fax:  (202) 736-6666"

     15. The last sentence of Section 21 of the Agreement is hereby deleted and replaced with the following:

          "Each notice, demand, request, approval or other communication sent hereunder shall be deemed sufficiently delivered, served, sent or received for all purposes on the date of return receipt acknowledgment (in the case of notices sent via U.S. Mail), or on the next day after the date the notice was sent (in the case of notices sent by either overnight delivery service or by facsimile) or at such time as delivery is refused by the addressee upon presentation."

     16.  Exhibit A and Exhibit B to the Agreement are hereby deleted and
          ---------     ---------
replaced with Exhibit A and Exhibit B attached hereto.
              ---------     ---------

     17.  Exhibit A-1, Exhibit A-2 and Exhibit C to the Agreement are hereby
          -----------  -----------     ---------
deleted.

     18. This Second Amendment shall be effective on and as of the date and year last written below. Notwithstanding the foregoing or any other provision of this Second Amendment to the contrary, the terms of the Agreement, as amended by the First Amendment to the Agreement (and without taking into account the effect of this Second Amendment), shall continue to govern the parties until the Completion Date with respect to the capacity currently being provided by MPX to MCI on the Primary Route pursuant to the existing 4:1 OC-48 transmission system. Except as set forth in the immediately preceding sentence, the terms of this Second Amendment shall supersede any conflicting terms of the Agreement or the First Amendment to the Agreement. The terms of the Agreement not expressly amended herein or in the First Amendment to the Agreement shall remain in full force and effect.

     19. Any capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement or the First Amendment to the Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on their behalf as of the day and year last written below.

MPX SYSTEMS,INC.                     MCI TELECOMMUNICATIONS
                                     CORPORATION

By: /s/ M. I. Blackwell              By: /s/ Keith E. Steiner
    ----------------------------         -------------------------------------

Name: Mike Blackwell                 Name: Keith E. Steiner
      --------------------------           -----------------------------------

Title: Executive Vice President      Title: Vice President, Network Engineering
       -------------------------            -----------------------------------

Date: January 30, 1996               Date:  1/16/96
      --------------------------            ----------------------------------


ATTEST:                              ATTEST:

By: William B. Timmerman             By: /s/ Mary Steigman
    ----------------------------         -------------------------------------

Name: /s/ William B. Timmerman       Name: Mary Steigman
      --------------------------           -----------------------------------

Title: Assistant Secretary           Title: Assistant Secretary
       -------------------------            ----------------------------------

[Corporate Seal]                     [Corporate Seal]

                                   EXHIBIT A
I.   MCI POINTS OF PRESENCE:
     ----------------------

     1.   Hartwell, Georgia          202 N. Forest Avenue

     2.   Atlanta, Georgia           55 Park Place

II.  NOTES:
     -----

     1. A portion of the Primary Route located between 55 Park Place and the Doraville Junction shall consist of twenty-four (24), rather than twelve (12), optical fibers, with the additional twelve (12) fibers falling under the provisions of Section 8 of the Agreement.

III. COMPLETION OF SYSTEM:
     --------------------

     Portion of System                                Date
     -----------------                                ----

     Two (2) working channels and                    6/30/96
     one (1) spare OC-48 channel on
     the Diverse Route.

     One (1) additional working OC-48 channel        8/31/96
     on the Diverse Route.

     Three (3) working channels and one (1) spare    8/31/96
     OC-48 channel on the Primary Route.